EXHIBIT 10.3

SEVENTH AMENDMENT TO CREDIT AGREEMENT
This SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of April 10, 2024, is entered into among ZIFF DAVIS, INC. (f/k/a J2 GLOBAL, INC.), a Delaware corporation (the “Borrower”), the Guarantors, the lenders party to this Amendment constituting Required Lenders and U.S. Bank National Association (“U.S. Bank”), as administrative agent for the Lenders (in such capacity, the “Agent” or the “Administrative Agent”).
RECITALS
WHEREAS, the Borrower, the Lenders and the Agent are party to that certain Credit Agreement dated as of April 7, 2021 (as amended, restated, amended and restated, modified or supplemented from time to time, the “Credit Agreement”; capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement), pursuant to which the Lenders party thereto made available to the Borrower various credit facilities as described therein;
WHEREAS, the Borrower has requested that the Agent and the Lenders amend the Credit Agreement in certain respects pursuant to the terms and conditions hereof;
WHEREAS, the Agent and the Lenders are willing to amend the Credit Agreement pursuant to the terms and conditions hereof;
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Amendment to Credit Agreement. Effective as of the Seventh Amendment Effective Date (as defined below), Section 2.1 of the Credit Agreement is hereby amended to insert immediately at the end thereof the following new paragraph (h):
(h) Notwithstanding the foregoing or anything to the contrary set forth herein (including, without limitation, Section 2.19), on and after April 10, 2024, Letters of Credit may be issued by the Issuing Bank in Dollars, euro, or such other currencies reasonably requested by the Borrower and approved by the Issuing Bank and the Administrative Agent in their respective sole discretion. Each draw under a Letter of Credit shall be repaid by the Borrower in the same currency as such draw was made. All fees and expenses in respect of Letters of Credit shall be paid in Dollars, regardless of the currency in which any Letter of Credit is denominated. Risk participations by the Lenders in non-Dollar Letters of Credit shall be determined using the Dollar equivalent thereof, and all payments in respect of such risk participations shall be made in Dollars. Any Loan made to repay a draw under a Letter of Credit shall be made as a Base Rate Loan. When determining the face amount of a non-Dollar Letter of Credit, such determination shall be made on any date (i) such Letter of Credit is issued, amended, modified, or drawn, (ii) an extension of credit is made under the Agreement, (iii) fees, expenses, reimbursements and other similar amounts are required to be paid in respect of such Letter of Credit, and (iv) the amount of any Revolving Loan Commitment is determined or the amount of the Obligations is determined. The Administrative Agent, using its reasonable discretion, shall make all currency conversions necessary to make the foregoing determinations, and shall notify the Borrower of such conversions at the time any payment is required to be made, or as otherwise contemplated pursuant to the foregoing. The

Administrative Agent shall calculate currency conversions based on the arithmetic mean of the buy and sell spot rates of exchange of the Administrative Agent in the applicable interbank market (or other market where the Administrative Agent’s foreign exchange operations in respect of such currency are then being conducted) for such other currency at or about 11:00 a.m. (Los Angeles time) on the date on which such amount is to be determined, rounded up to the nearest amount of such currency as determined by the Administrative Agent from time to time. If at the time of any such determination, for any reason, no such spot rate is being quoted, the Administrative Agent may use any reasonable method it deems appropriate to determine such amount, and such determination shall be conclusive absent manifest error.
SECTION 2. [Intentionally Omitted].
SECTION 3. Conditions Precedent to Effectiveness. This Amendment shall become effective (the “Seventh Amendment Effective Date”) upon satisfaction of the following conditions, in each case, in form and substance satisfactory to the Agent:
(a) Receipt by the Agent of this Amendment, duly executed by the Borrower, the Guarantors, the Lenders constituting Required Lenders, and the Agent; and
(b) The representations and warranties set forth in Section 4 hereof shall be true and correct as of the Seventh Amendment Effective Date.
Without limiting the generality of the provisions of Section 8.3 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 3 or otherwise, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Agent shall have received notice from such Lender prior to the proposed Seventh Amendment Effective Date specifying its objection thereto.
SECTION 4. Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof,” “therein” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.
(b) The Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and any exhibits thereto amended hereby shall not constitute a novation of the Credit Agreement or any other Loan Document as in effect prior to the date hereof.
(c) The execution, delivery and effectiveness of this Amendment shall not operate (i) as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement or any other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Documents, (ii) to prejudice any right or rights which the Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, (iii) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any of its Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Agent, or any of them, under or with respect to any such documents or (iv) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of any other agreement by and among the Loan Parties, on the one hand, and the Agent or any other Lender, on the other hand.
SECTION 5. Representations and Warranties. Each Loan Party represents and warrants, for the benefit of the Lenders and the Agent, as follows: (i) such Loan Party has the corporate power and authority, to execute and deliver this Amendment, and to perform this Amendment and the Amended Credit Agreement; (ii) all actions, waivers and consents (corporate, regulatory and otherwise) necessary or appropriate for it to execute, deliver and perform this Amendment and the Amended Credit Agreement have been taken and/or received; (iii) each of this Amendment and the Amended Credit Agreement constitutes a legal, valid and binding obligation of each of the Loan Parties (to the extent such Loan Party is a party thereto) enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); (iv) the execution, delivery and performance of this Amendment and the Amended Credit Agreement will not (a) violate any Requirement of Law applicable to any of the Loan Parties or material Contractual Obligation of any of the Loan Parties, and (b) will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any such Requirement of Law or such material Contractual Obligation, in each case of clauses (a) and (b) except as would not reasonably be expected to have a Material Adverse Effect; (v) the representations and warranties contained in this Amendment, the Amended Credit Agreement, each other Loan Document and each certificate or other writing delivered by the Borrower and any Subsidiary to the Agent in connection herewith or therewith are correct on and as of date hereof in all material respects (except for those representations and warranties that are conditioned by materiality or reference to Material Adverse Effect, which shall be true and correct in all respects) as though made on the date hereof except (i) to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be so true and correct as of such earlier date and (ii) the representations and warranties made under Section 3.1 of the Credit Agreement shall be deemed to refer to the most recent financial statements of the Borrower furnished to the Agent pursuant to Section 5.1 of the Credit Agreement; and (vi) after giving effect to this Amendment and any borrowings made on the Seventh Amendment Effective Date, no Default or Event of Default has occurred and is continuing.
SECTION 6. Reaffirmation. Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the Seventh Amendment Effective Date, and after giving effect to this Amendment, (i) the covenants, guarantees, pledges, grants of Liens and agreements or other commitments contained in each Loan Document to which it is a party, including, in each case, such covenants, guarantees, pledges, grants of Liens and agreements or other commitments as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, (ii) its guarantee of the Secured Obligations under each Guarantee, as applicable, and (iii) its grant and the validity of Liens granted by it on the Collateral to secure the Secured Obligations pursuant to the Security Documents. Each Loan Party hereby agrees that after giving effect to this Amendment (A) each Loan Document to which it is a party shall continue to be in full force and effect and (B) all guarantees, pledges, grants of Liens, covenants, agreements and other commitments by such Loan Party under the Loan Documents shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties and shall not be affected, impaired or discharged hereby or by the transactions contemplated in this Amendment.
SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment electronically shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this Amendment or any document, amendment, approval, consent, waiver, modification, information, notice, certificate, report, statement, disclosure, or authorization to be signed or delivered in connection with this Amendment or the transactions contemplated hereby shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by the Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the parties of a manually signed paper which has been converted into electronic form (such as scanned into PDF format), or an electronically signed paper converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Agent pursuant to procedures approved by it; provided that without limiting the foregoing, (i) to the extent the Agent has agreed to accept such Electronic Signature from any party hereto, the Agent and the other parties hereto shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the executing party without further verification and (ii) upon the request of the Agent or any Lender, any Electronic Signature shall be promptly followed by an original manually executed counterpart thereof. Without limiting the generality of the foregoing, each party hereto hereby (x) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Agent, the Collateral Agent, the Issuing Bank, the Lenders and any of the Loan Parties, electronic images of this Amendment (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (y) waives any argument, defense or right to contest the validity or enforceability of this Amendment based solely on the lack of paper original copies of this Amendment, including with respect to any signature pages thereto.
SECTION 8. Governing Law. This Amendment and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of New York.
SECTION 9. Entire Agreement. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter. This Amendment is a Loan Document and is subject to the terms and conditions of the Amended Credit Agreement.
SECTION 10. Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties and their heirs, beneficiaries, successors and permitted assigns.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

ZIFF DAVIS, INC.
J2 GLOBAL VENTURES, LLC
BABYCENTER, L.L.C.
EKAHAU INC.
EVERYDAY HEALTH MEDIA, LLC
EVERYDAY HEALTH, INC.
HUMBLE BUNDLE, INC.
IGN ENTERTAINMENT, INC.
J2 WEB SERVICES, INC.
IPVANISH, INC. (formerly known as Mudhook Marketing, Inc.)
NETPROTECT, INC.
OFFERS.COM, LLC
OOKLA, LLC
PRIME EDUCATION, LLC
RETAILMENOT, INC.
SPICEWORKS, INC.
THREATTRACK SECURITY, INC.
ZIFF DAVIS, LLC

By: /s/ Jeremy Rossen_______________________
Name: Jeremy Rossen
Title: Executive Vice President, General Counsel, Secretary

Signature Page to Seventh Amendment to Ziff Davis Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as Agent, Collateral Agent and Lender

By: /s/ Steven J. Correll_______________________
Name:    Steven J. Correll
Title:    Senior Vice President
Signature Page to Seventh Amendment to Ziff Davis Credit Agreement